File Nos. 2-92583 & 811-4084

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

HAWAIIAN TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Hawaiian Tax-Free Trust

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on September 30, 2010

Hawaiian Tax-Free Trust
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on September 30, 2010

To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the “Trust”) will be held:

Place:	(a)	at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii;
Time:	(b)	on Thursday, September 30, 2010 at 10:00 a.m. Hawaiian Standard Time;
Purposes:	(c)	for the following purposes:
(i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Trust’s shareholders or until his or her successor is duly elected (Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2011 (Proposal No. 2);

(iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Meeting, you must have been a shareholder on the Trust’s records at the close of business on July 6, 2010 (the “record date”).  Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

By order of the Board of Trustees,

EDWARD M. W. HINES
Secretary

August 20, 2010

Please Note:
If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

Hawaiian Tax-Free Trust
380 Madison Avenue, Suite 2300, New York, New York 10017
Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust(the “Trust”). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

The Trust’s Administrator (the “Administrator”) is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust’s founder, Aquila Management Corporation. The Trust’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust’s Investment Adviser (the “Adviser”) is Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802.

A copy of the Trust’s most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

This Notice and Proxy Statement are first being mailed on or about August 20, 2010.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then you may vote in one of three ways:

(1) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the “proxy holders.” As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on the proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

(2) Internet Voting

To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(3) Telephone Voting

To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card.  Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

General Information

You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust’s Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust’s shares so that these owners may authorize the voting of their shares.  The Trust will pay these firms their out-of-pocket expenses for doing so.

On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Trust’s outstanding classes of shares was as follows: Class A Shares, $11.41; Class C Shares, $11.41; and Class Y Shares, $11.43. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 62,806,505; Class C Shares, 4,970,854; and Class Y Shares, 3,087,629.

On the record date, the following holders held 5% or more of a class of the Trust’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, FL	5,292,793 Class A Shares 1,481,528 Class C Shares 234,041 Class Y Shares	8.43% 29.80% 7.58%

NFS LLC FEBO Bank of Hawaii DBA Hawko P.O. Box 1930 Honolulu, HI	1,110,651 Class Y Shares	35.97%

Additional 5% shareholders

Martha S.N. Steele FBO the Martha San Nicholas Steele Declaration of Trust 2505 Pali Hwy Honolulu, HI	279,403 Class Y Shares	9.05%

Martha S.N. Steele FBO R. Dwayne Steele Trust 2505 Pali Hwy Honolulu, HI	188,566 Class Y Shares	6.11%

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September 2009. All nominees have consented to serve if elected.

Nominees (1)

Name, Address(2) and Date of Birth Interested Trustee (6)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex (5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (02/25/58)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 2004
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(7) and parent of Aquila Investment Management LLC, Administrator since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)
Non-interested Trustees
Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Chair of the Board of Trustees since 2004 and Trustee since 1984
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.

			9	Formerly Trustee, Premier VIT
Stanley W. Hong Honolulu, HI (04/05/36)	Trustee since 1992	President, Waste Management of Hawaii, Inc. and Corporate Vice President – Hawaii Area for Waste Management, Inc., 2001-2005; Trustee, The King William Charles Lunalilo Trust Estate since 2001; President and Chief Executive Officer, The Chamber of Commerce of Hawaii, 1996-2001; Regent, Chaminade University of Honolulu since 1991; Trustee, the Nature Conservancy of Hawaii since 1998; Trustee, Child and Family Service since 2005; Director, The East West Center Foundation since 2006 and St. Louis School since 2007; and a director of other corporate and community organizations.	4	Trustee, Pacific Capital Funds®, which includes 12 bond and stock funds; First Insurance Co. of Hawaii, Ltd., Lanihau Properties, Ltd., Riggs Distributing Co.
Richard L. Humphreys Kaneohe, HI (10/06/43)	Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002. Formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	4	Trustee, Pacific Capital Funds®, which includes 12 bond and stock funds; Board of Directors, Bishop Museum; Board of Directors, Friends of the Cancer Research Center
Bert A. Kobayashi, Jr. Honolulu, HI (04/22/70)	Trustee since 2009	President and Chief Executive Officer, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009; Vice President, Nikken Holdings, LLC (real estate investment) since 2003; interested in a number of other real estate companies in Hawaii.	4	Hawaiian Electric Company, Inc.
Glenn P. O’Flaherty Denver, CO (08/03/58)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, February-December 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	6	None
Russell K. Okata Honolulu, HI (03/22/44)	Trustee since 1992	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; director of various civic and charitable organizations.	5	Trustee, Pacific Capital Funds®, which includes 12 bond and stock funds; past Chair of the Royal State Group (insurance)

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Trust at this time in the light of the Trust’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	More than 20 years of experience in mutual fund management.
Theodore T. Mason:	Knowledgeable about operation and management of mutual funds.
Stanley W. Hong:	Experienced business executive with knowledge of local government and mutual fund governance.
Richard L. Humphreys:	Experienced in banking and finance.
Bert A. Kobayashi, Jr.:	Experienced in local government affairs and real estate.
Glenn P. O’Flaherty:	Knowledgeable about financial markets and operation of mutual funds.
Russell K. Okata:	Experienced in local government affairs and mutual fund governance.

Name, Address(2) and Date of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)
Chairman Emeritus(8)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2004, Trustee, 1984-2004, and Chairman of the Board of Trustees, 1984-2003
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003
Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator’s parent since 2003; Executive Vice President and Chief Operating Officer of the Administrator and the Administrator’s parent since 2008; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.

Sherri Foster Lahaina, HI (07/27/50)	Senior Vice President since 1993
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President since 1997 and formerly Assistant Vice President of the three Aquila Money-Market Funds; Vice President, Aquila Rocky Mountain Equity Fund since 2006; Registered Representative of the Distributor since 1985.

Stephen J. Caridi New York, NY (05/06/61)	Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Narragansett Insured Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Rocky Mountain Equity Fund since 2006.

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Administrator and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Edward M. W. Hines New York, NY (12/16/39)	Secretary since 1984
Of Counsel to Butzel Long, a professional corporation, counsel to the Trust, since 2010 and previously Shareholder since 2007; Partner of Hollyer Brady Barrett & Hines LLP, its predecessor as counsel, 1989-2007; Secretary of each fund in the Aquila Group of Funds.

(1) From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(2) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(7) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Rocky Mountain Equity Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 5, are called the “Aquila Group of Funds.”

(8) The Chairman Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Nominees
(as of 6/30/10)

	Dollar Range of	Aggregate Dollar Range of
Name of Trustee	Ownership in Hawaiian Tax-Free Trust(1)	Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee

Diana P. Herrmann	C	E

Non-interested Trustees

Theodore T. Mason	C	E

Stanley W. Hong	C	C
Richard L. Humphreys	E	E

Bert A. Kobayashi, Jr.	C	E

Glenn P. O’Flaherty	C	C

Russell K. Okata	E	E

(1)             A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser, Administrator or Distributor.

The Trust does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2010, the Trust paid a total of $178,950 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Independent Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust’s fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Trust	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee serves
Theodore T. Mason	$25,373	$134,405	9
Stanley W. Hong	$21,040	$72,250	4
Richard L. Humphreys	$13,845	$13,845	4
Bert A. Kobayashi, Jr.	$13,845	$13,845	4
Glenn P. O'Flaherty	$13,845	$77,905	6
Russell K. Okata	$20,540	$87,250	5

* Messrs. Hong, Humphreys and Okata are also trustees of the 12 funds in the Pacific Capital Funds® for which the Adviser is also investment adviser. For the same period, these funds paid Trustee Hong $42,500, Trustee Humphreys $44,500 and Trustee Okata $45,000.

Class A Shares may be purchased without a sales charge by the Trust’s Trustees and officers.

The Trust’s Administrator is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds. As of June 30, 2010 these funds had aggregate assets of approximately $4.3 billion, of which approximately $2.8 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Administrator. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  As a result of transactions completed in 2009 no individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.

During the fiscal year ended March 31, 2010 the Trust paid $1,970,264 in fees to the Administrator.

During the fiscal year ended March 31, 2010, $1,364,878 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $66,459 was retained by the Distributor. With respect to Class C Shares, during the same period $330,207 was paid under Part II of the Plan and $110,069 was paid under the Shareholder Services Plan. Of these total payments of $440,276, the Distributor received $83,606. All of such payments were for compensation.

During the fiscal year ended March 31, 2010, the Trust paid $150,721 to Butzel Long, a professional corporation (“Butzel Long”), independent counsel to the Trust, for legal services. Edward M.W. Hines, Secretary of the Trust, is of counsel to that firm.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Stanley W. Hong, Richard L. Humphreys, Bert A. Kobayashi, Jr., Theodore T. Mason, Glenn P. O’Flaherty and Russell K. Okata. The Committee (i) selects the Trust’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust’s internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust’s last fiscal year.  The Board of Trustees has adopted a written charter for the Audit Committee.

During the Trust’s last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Trust’s policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

The Trust has a Nominating Committee, consisting of all of the Independent Trustees.  The Nominating Committee held one meeting during the last fiscal year. The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, New York, NY  10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust’s website at www.aquilafunds.com.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser or its parent or subsidiaries.

The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, at the Board’s direction, the Administrator has established a Risk Identification Group that meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

Vote Required

To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

Ratification or Rejection
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which is currently serving as the Trust’s independent registered public accounting firm, has been selected by the Trust’s Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2011. Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Trust’s annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2009 and 2010.

	2009	2010

Audit Fees	$18,900	$19,800
Audit related fees	0	0
Audit and audit related fees	$18,900	$19,800
Tax fees (1)	3,100	3,200
All other fees	0	0
Total	$22,000	$23,000

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

TWB did not perform any services during the last fiscal year for the Trust’s investment adviser (the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides services to the Trust.

All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee.  Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2011.

TWB has no direct or indirect financial interest in the Trust, the Administrator or the Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust’s 2010 annual meeting must be received by the Trust by April 20, 2011, in order to be included in the Trust’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by July 1, 2011.

Other Business

The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Outreach Meeting

To accommodate shareholders who live a distance from Honolulu, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the annual meeting except the corporate business of consideration of the proposals.. The outreach meeting this year will be held on Tuesday, September 28, 2010, in Maui at 5 p.m.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your Proxy Statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

                                PROXY                                                                           AQUILA GROUP OF FUNDS                                                                                                           PROXY
HAWAIIAN TAX-FREE TRUST
Proxy for Annual Meeting of Shareholders – September 30, 2010
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Hawaiian Tax-Free Trust (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Thursday, September 30, 2010, at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii at 10:00 a.m. Hawaiian Standard Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

VOTE VIA THE TELEPHONE: 1-866-241-6192 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

__________________________________________________________
Signature

__________________________________________________________
Signature (if held jointly)

__________________________________________________________
Date                                      HAW_21395_063010

	YES	NO
I plan to attend the Annual Meeting in Honolulu.	⁮	⁮
I plan to attend the Outreach Meeting on Maui.	⁮	⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Aquila Group of Funds
Shareholder Meeting to Be Held on September 30, 2010.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu21395

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
HAWAIIAN TAX-FREE TRUST ANNUAL MEETING

			FOR	WITHHOLD	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Diana P. Herrmann*	02) Stanley W. Hong	03) Richard L. Humphreys
04) Bert A. Kobayashi, Jr.	05) Theodore T. Mason	06) Glenn P. O’Flaherty
07) Russell K. Okata
*Interested Trustee

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

_______________________________________________________________

			FOR	AGAINST	ABSTAIN
			⁮	⁮	⁮
2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

As to any other matter said proxies shall vote in accordance with their best judgment.

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS
______________________________		______________________________
______________________________		______________________________
______________________________		______________________________

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

HAW_21395_063010